UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08299

Oppenheimer International Small Company Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: August 31

Date of reporting period: 8/30/2013

Item 1. Reports to Stockholders.

OPPENHEIMERFUNDS™
THE RIGHT WAY TO INVEST

OPPENHEIMER

INTERNATIONAL SMALL COMPANY FUND

ANNUAL REPORT 8.31.2013

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 8/30/13*

	Class A Shares of the Fund
			MSCI All Country
	Without Sales Charge	With Sales Charge	World Ex U.S. Small	MSCI EAFE Index
			Cap Index
1-Year	34.40%	26.67%	16.79%	18.66%
5-Year	12.90	11.57	5.37	1.62
10-Year	16.07	15.39	10.81	7.57

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

*August 30, 2013, was the last business day of the Fund’s fiscal year. See Note 1 of the accompanying Notes to Financial Statements. Index returns are calculated through August 31, 2013.

2       OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) produced a total return of 34.40% during the reporting period, outperforming the MSCI All Country World Ex U.S. Small Cap Index, which returned 16.79%. Outperformance was driven by health care, consumer discretionary, materials, industrials, financials and energy.

It is important to note that we take a benchmark agnostic approach to managing the Fund and do not make investment decisions based on macroeconomic factors with respect to region, country or sector. Our investment process relies heavily on bottom-up fundamental analysis and geographic/sector weightings are nothing more than a by-product of stock selection.

MARKET OVERVIEW

Global equities rallied during the period despite investors’ fears relating to the so-called U.S. fiscal cliff and related sequester, ongoing European concerns, China’s slowing growth and continued deleveraging. Central banks throughout the world, including the U.S., Europe and Japan, continued to take accommodative policy measures intended to promote market liquidity and stimulate economic growth.

Macroeconomic factors such as these introduce market volatility, creating risk on/risk off market environments which tend to obscure fundamentals. We look beyond macroeconomic factors and seek to identify companies that will produce above-average returns over the long-term, regardless of the macroeconomic environment.

3       OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

FUND REVIEW

The Fund’s top three performing holdings for the period were Morphosys AG, Almirall SA, Ocado Group plc.

Morphosys is a Germany-based biotechnology company focusing on human antibodies. The value of the company is largely underpinned in its three core segments: patented antibody technologies, proprietary drug candidates and its highly lucrative partnership pipeline. Morphosys recently signed a 50/50 profit sharing agreement to co-develop and co-promote Morphosys’ MOR202 globally. We continue to like the potential of the company’s proprietary drug candidates and royalty payment pipeline from its patented antibody technologies, which we believe is undervalued.

Almirall is a pharmaceutical company based in Spain. We believe the true value of the company has been largely overlooked as a result of austerity measures in its home country. The company generates more than half of its revenue outside of Spain and we believe it has meaningful potential for continued growth on an international scale. Almirall reported strong results during the period after the launch of its treatment for patients with chronic obstructive pulmonary disease (COPD), Eklira, in the United States and Europe.

Ocado is an online food retailer based in the United Kingdom (“U.K.”). Ocado is uniquely positioned to benefit from structural growth in the U.K.’s online grocery market because it operates from a centralized distribution center, unlike conventional super market operators that offer delivery services. Continued growth in online grocery will benefit Ocado because home delivery is dilutive to supermarket operators’ margins since delivery fees do not cover fulfillment costs. The company recently signed a 25-year deal with Morrison, a U.K. food retailer, to operate Morrison’s online business. The structure of the deal is very profitable to Ocado and, perhaps more importantly, substantially improves Ocado’s overall competitive position and operational efficiency.

While detractors from performance were limited for the period, the most significant was Imagination Technologies Group plc.

Imagination Technologies plc, based in the U.K., supplies graphics IP chipsets for mobile devices to customers such as Apple and Samsung. Despite solid growth potential in smartphones and tablets, Imagination’s most recent results and guidance disappointed on the back of tougher competition and an unfavorable product mix shift. The pullback has left the stock trading at an attractive valuation despite the revision in earnings.

Also detracting from performance were Clavis Pharma ASA and Velti plc, two positions that we exited prior to period end.

4       OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

STRATEGY

We remain focused on identifying companies with unorthodox business models that have potential to disrupt previously stable industries and exploit change. We take a thematic approach to managing the Fund and, along with the rest of the Global Equity Team at OppenheimerFunds, utilize the MANTRA® framework to identify “big ideas” that we believe will provide tailwinds for structural growth. Some of the key “big ideas” currently represented in the portfolio are bio technology and advancements in health care, growing availability of health care in emerging markets, mobile payments and the emergence of the smartphone, growth in e-commerce, beneficiaries of regulatory change and the shale gas revolution.

Our “big ideas” are employed broadly in the portfolio, however, our investment process at the company and industry level is deeply rooted in bottom-up fundamental research. While circumstances vary depending on industry, we are generally interested in companies that have meaningful competitive advantages, innovative product offerings, defendable market positions, high quality management teams and the ability to generate returns in excess of their weighted average cost of capital.

We have a long term investment horizon and are willing to wait for our ideas to play out. We view entry price as a key component of future returns. Therefore, we embrace volatility and will take advantage of attractive prices during times of adversity.

Rezo Kanovich Portfolio Manager

5       OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

Top Holdings and Allocations*

TOP TEN COMMON STOCK HOLDINGS
Morphosys AG	2.6%
Wirecard AG	1.8
Spirax-Sarco Engineering plc	1.7
Dunelm Group plc	1.7
Almirall SA	1.6
Swedish Orphan Biovitrum AB	1.4
Blinkx plc	1.3
Bruker Corp.	1.3
Bunzl plc	1.3
Tech Mahindra Ltd.	1.2

Portfolio holdings and allocations are subject to change. Percentages are as of August 30, 2013, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

TOP TEN GEOGRAPHICAL HOLDINGS
United Kingdom	25.5%
Japan	14.3
Germany	13.7
Switzerland	8.1
United States	5.7
France	4.2
Brazil	3.7
India	3.6
Spain	2.5
Sweden	2.5

Portfolio holdings and allocation are subject to change. Percentages are as of August 30, 2013, and are based on total market value of investments.

REGIONAL ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of August 30, 2013, and are based on the total market value of investments.

* August 30, 2013 was the last business day of the Fund’s fiscal year. See Note 1 of the accompanying Notes to Financial Statements.

6       OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 8/30/13

	Inception Date	1-Year	5-Year	10-Year
Class A (OSMAX)	11/17/97	34.40%	12.90%	16.07%
Class B (OSMBX)	11/17/97	33.01%	11.90%	15.48%
Class C (OSMCX)	11/17/97	33.33%	12.04%	15.16%
Class I (OSCIX)	12/29/11	35.34%	27.54%*	N/A
Class N (OSMNX)	3/1/01	33.90%	12.54%	15.67%
Class Y (OSMYX)	9/7/05	34.85%	13.37%	11.21%*

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 8/30/13
	Inception Date	1-Year	5-Year	10-Year
Class A (OSMAX)	11/17/97	26.67%	11.57%	15.39%
Class B (OSMBX)	11/17/97	28.01%	11.64%	15.48%
Class C (OSMCX)	11/17/97	32.33%	12.04%	15.16%
Class I (OSCIX)	12/29/11	35.34%	27.54%*	N/A
Class N (OSMNX)	3/1/01	32.90%	12.54%	15.67%
Class Y (OSMYX)	9/7/05	34.85%	13.37%	11.21%*

* Shows performance since inception.

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class I and Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. Returns for periods of less than one year are cumulative and not annualized.

The Fund’s performance is compared to the MSCI All Country World Ex U.S. Small Cap Index and the MSCI EAFE Index. The MSCI All Country World Ex U.S. Small Cap Index is designed to measure the equity market performance of small capitalization developed and emerging markets, excluding the United States. The MSCI EAFE Index is a broad-based index that is widely used as a measure of international stock market performance. The Fund will not show performance for the MSCI EAFE Index after December 2013. The indices are unmanaged and cannot be purchased directly by investors. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

7       OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

8       OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended August 30, 2013.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9       OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
Actual	March 1, 2013	August 30, 2013	August 30, 2013
Class A	$1,000.00	$1,123.80	$6.67
Class B	1,000.00	1,118.50	11.37
Class C	1,000.00	1,119.30	10.84
Class I	1,000.00	1,126.00	4.43
Class N	1,000.00	1,122.00	8.28
Class Y	1,000.00	1,124.70	4.43

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,018.80	6.35
Class B	1,000.00	1,014.39	10.81
Class C	1,000.00	1,014.89	10.31
Class I	1,000.00	1,020.91	4.21
Class N	1,000.00	1,017.30	7.87
Class Y	1,000.00	1,020.91	4.21

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended August 30, 2013 are as follows:

Class	Expense Ratios
Class A	1.25%
Class B	2.13
Class C	2.03
Class I	0.83
Class N	1.55
Class Y	0.83

The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

10       OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

STATEMENT OF INVESTMENTS August 30, 2013*

	Shares	Value

Common Stocks—97.3%

Consumer Discretionary—19.0%

Auto Components—0.5%
ElringKlinger AG	200,000	$7,271,015

Distributors—1.1%
Inchcape plc	1,700,000	15,517,146

Diversified Consumer Services—0.5%
Kroton Educacional SA	498,000	6,679,101

Hotels, Restaurants & Leisure—2.1%
J.D. Wetherspoon plc	1,500,000	16,504,305

OPAP SA	574,908	5,695,974

Rezidor Hotel Group AB1	1,309,937	6,421,862

		28,622,141

Household Durables—0.5%
SEB SA	94,810	7,346,644

Internet & Catalog Retail—3.9%
ASKUL Corp.	664,841	12,991,243

ASOS plc[1]	96,636	7,113,448

Ocado Group plc[1]	2,879,660	14,743,702

Start Today Co. Ltd.	692,758	15,454,637

Yoox SpA[1]	200,000	6,190,071

		56,493,101

Media—4.9%
CTS Eventim AG	229,462	9,674,921

CyberAgent, Inc.	3,108	7,933,540

Daily Mail & General Trust plc	657,430	8,048,672

GFK SE	222,151	12,221,805

Next Co. Ltd.	952,700	15,146,005

Smiles SA	814,800	9,391,228

Zenrin Co. Ltd.	620,400	6,016,910

		68,433,081

Multiline Retail—0.6%
Don Quijote Co. Ltd.	158,300	8,181,831

Specialty Retail—3.9%
Dufry AG1	79,892	10,612,769

Dunelm Group plc	1,600,000	23,406,668

SuperGroup plc[1]	440,744	7,546,144

United Arrows Ltd.	166,400	6,659,697

USS Co. Ltd.	49,520	6,178,075

		54,403,353

Textiles, Apparel & Luxury Goods—1.0%
Asics Corp.	432,000	7,539,339

Tod’s SpA	40,795	7,294,931

		14,834,270

Consumer Staples—5.7%

Beverages—1.2%
Britvic plc	970,000	8,619,128

Treasury Wine Estates Ltd.	2,000,000	8,441,552

		17,060,680

	Shares	Value

Food & Staples Retailing—0.5%
Eurocash SA	450,732	$7,240,055

Food Products—2.2%
Ariake Japan Co. Ltd.	451,700	10,114,050

Aryzta AG1	140,518	8,961,781

Kaveri Seed Co. Ltd.	297,219	6,544,914

Mayora Indah Tbk PT	2,088,500	5,722,031

Pescanova SA1	138,481	1,830

		31,344,606

Household Products—0.7%
Rohto Pharmaceutical Co. Ltd.	755,833	10,571,623

Personal Products—1.1%
Colgate-Palmolive India Ltd.	500,000	9,099,255

Hypermarcas SA	1,022,100	6,956,937

		16,056,192

Energy—0.8%

Energy Equipment & Services—0.8%
Dresser-Rand Group, Inc.[1]	190,890	11,632,837

Financials—11.6%

Capital Markets—1.5%
CETIP SA	622,200	6,102,173

EFG International AG	539,072	7,405,033

IP Group plc[1]	2,821,735	5,785,271

Tullett Prebon plc	600,000	3,177,195

		22,469,672

Commercial Banks—1.2%
Bank of Ireland[1]	59,017,579	17,222,997

Consumer Finance—0.8%
International Personal Finance plc	1,141,890	10,537,890

Diversified Financial Services—1.1%
Crisil Ltd.	287,694	4,866,831

Moscow Exchange (The)	5,456,700	9,981,516

		14,848,347

Insurance—6.3%
Amlin plc	1,791,490	10,888,539

Baloise Holding AG	131,424	13,904,698

Delta Lloyd NV	677,108	12,931,302

Euler Hermes SA	150,140	16,965,981

Grupo Catalana Occidente SA	483,758	12,522,597

Porto Seguro SA	567,400	6,114,065

St James’s Place plc	1,609,810	14,806,178

		88,133,360

Real Estate Investment Trusts (REITs)—0.7%
Frasers Centrepoint Trust	7,000,000	9,794,715

11       OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

STATEMENT OF INVESTMENTS Continued

	Shares	Value

Health Care—22.5%

Biotechnology—5.0%
Abcam plc	2,300,000	$16,039,395

Active Biotech AB1	315,919	2,752,261

Algeta ASA[1]	300,000	12,628,642

Basilea Pharmaceutica[1]	95,191	6,807,140

Galapagos NV1	192,942	3,769,153

Medivir AB, Cl. B1	489,887	5,949,812

QLT, Inc.	530,670	2,196,974

Swedish Orphan Biovitrum AB1	2,841,128	19,673,612

		69,816,989

Health Care Equipment & Supplies—3.4%
Carl Zeiss Meditec AG	500,000	15,235,335

Microport Scientific Corp.	8,004,000	5,308,160

Sartorius AG, Preference	138,909	14,686,583

Sirona Dental Systems, Inc.[1]	197,120	12,767,462

		47,997,540

Health Care Providers & Services—2.3%
Bangkok Dusit Medical
Services Public Co. Ltd.,
Cl. F	661,700	2,634,962

Celesio AG	613,710	12,792,468

Diagnosticos da America SA	1,754,200	8,153,598

Synergy Health plc	494,560	8,484,265

		32,065,293

Health Care Technology—0.5%
M3, Inc.	2,717	7,073,193

Life Sciences Tools & Services—7.6%
Bruker Corp.[1]	928,910	18,615,356

EPS Corp.	4,000	3,614,688

Lonza Group AG1	144,892	10,262,113

Morphosys AG1	507,781	36,715,711

Patheon, Inc.[1]	2,602,342	15,738,079

Tecan Group AG	98,488	10,151,001

WuXi PharmaTech Cayman, Inc., ADR[1]	625,750	15,018,000

		110,114,948

Pharmaceuticals—3.7%
Almirall SA	1,867,906	22,815,706

BTG plc[1]	1,533,310	9,146,560

Hikma Pharmaceuticals plc	400,000	6,285,583

Ipsen SA	360,790	13,350,305

		51,598,154

Industrials—14.6%

Commercial Services & Supplies—1.3%
Bilfinger SE	119,000	11,003,603

	Shares	Value

Commercial Services & Supplies (Continued)
Multiplus SA	627,700	$6,855,911

		17,859,514

Electrical Equipment—1.5%
Nexans SA	150,000	8,491,932

Vacon OYJ	190,588	13,164,246

		21,656,178

Machinery—6.1%
Aalberts Industries NV	400,000	9,965,241

Burckhardt Compression Holding AG	29,222	11,830,173

Hoshizaki Electric Co. Ltd.	320,600	10,612,315

Norma Group SE	320,164	12,877,228

Pfeiffer Vacum Technology AG	49,762	5,794,802

Rotork plc	296,210	12,429,406

Spirax-Sarco Engineering plc	520,067	23,952,769

		87,461,934

Road & Rail—1.1%
ComfortDelGro Corp. Ltd.	8,543,000	12,302,081

Tegma Gestao Logistica	313,800	2,761,919

		15,064,000

Trading Companies & Distributors—3.9%
Brammer plc	2,141,920	15,434,900

Bunzl plc	839,070	17,697,175

MonotaRO Co. Ltd.	452,000	11,145,845

SIG plc	3,804,920	10,312,951

		54,590,871

Transportation Infrastructure—0.7%
Flughafen Zuerich AG	19,000	9,643,864

Information Technology—17.6%

Electronic Equipment, Instruments, & Components—3.9%
Electrocomponents plc	1,861,850	7,469,439

Halma plc	1,510,810	12,795,217

Hirose Electric Co. Ltd.	45,100	5,907,574

Ingenico	188,530	13,152,804

Yokogawa Electric Corp.	1,306,500	16,391,839

		55,716,873

Internet Software & Services—3.6%
Blinkx plc[1]	8,387,320	19,023,194

Kakaku.com, Inc.	360,786	6,589,074

Moneysupermarket.com Group plc	4,463,540	11,759,151

Opera Software ASA	859,697	8,001,453

Telecity Group plc	603,580	7,665,340

		53,038,212

12      OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

	Shares	Value

IT Services—5.2%
Obic Co. Ltd.	12,820	$3,750,858

Optimal Payments plc[1]	1,759,670	5,925,759

QIWI plc, Sponsored ADR	206,160	6,143,568

SCSK Corp.	645,908	14,976,053

Tech Mahindra Ltd.[1]	842,148	17,492,284

Wirecard AG	802,128	25,106,040

		73,394,562

Semiconductors & Semiconductor Equipment—1.3%
Dialog Semiconductor plc[1]	417,145	7,593,988

Disco Corp.	139,900	8,193,723

Imagination
Technologies Group plc[1]	896,290	3,430,782

		19,218,493

Software—3.6%
Delcam plc	3,455	89,683

Konami Corp.	317,800	6,968,405

Nemetschek AG	199,294	11,811,515

NICE Systems Ltd.,
Sponsored ADR	282,920	10,750,960

Temenos Group AG	454,885	11,016,665

Unit4 NV	272,228	9,522,368

		50,159,596

Materials—3.7%

Chemicals—3.5%
Bayer CropScience Ltd.	248,181	5,745,959

Croda International plc	231,660	9,330,501

Sika AG	4,969	13,607,407

Symrise AG	267,000	11,681,506

Victrex plc	356,510	8,662,942

		49,028,315

	Shares	Value

Containers & Packaging—0.2%
Greatview Aseptic Packaging Co. Ltd.	4,953,000	$2,642,951

Utilities—1.8%

Energy Traders—0.6%
APR Energy plc	525,830	8,228,514

Gas Utilities—1.2%
ENN Energy Holdings Ltd.	1,946,000	9,682,908

Indraprastha Gas Ltd.	1,869,377	7,292,136

		16,975,044

Total Common Stocks
(Cost $1,047,041,333)		1,378,039,695

Investment Company—2.7%
Oppenheimer
Institutional Money
Market Fund, Cl. E,
0.10%[2,3]
(Cost $38,265,239)	38,265,239	38,265,239

Total Investments, at Value
(Cost $1,085,306,572)	100.0%	1,416,304,934

Liabilities in Excess of Other Assets	(0.0)	(396,580)

Net Assets	100.0%	$1,415,908,354

Footnotes to Statement of Investments

* August 30, 2013 represents the last business day of the Fund’s 2013 fiscal year. See Note 1 of the accompanying Notes

1. Non-income producing security.

13       OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

STATEMENT OF INVESTMENTS Continued

Footnotes to Statement of Investment (Continued)

2. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended August 30, 2013, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares			Shares
	August 31,	Gross	Gross	August 30,
	2012	Additions	Reductions	2013

Oppenheimer Institutional Money Market Fund, Cl. E	24,918,552	284,462,245	271,115,558	38,265,239
Next Co. Ltd.	—	952,700	—	952,700

			Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E			$38,265,239	$31,928
Next Co. Ltd.			15,146,005	—

			$53,411,244	$31,928

3. Rate shown is the 7-day yield as of August 30, 2013.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent

United Kingdom	$360,857,811	25.5%
Japan	202,010,517	14.3
Germany	194,466,521	13.7
Switzerland	114,202,644	8.1
United States	81,280,894	5.7
France	59,307,666	4.2
Brazil	53,014,932	3.7
India	51,041,379	3.6
Spain	35,340,133	2.5
Sweden	34,797,547	2.5
China	32,652,019	2.3
Netherlands	32,418,911	2.3
Singapore	22,096,796	1.6
Norway	20,630,095	1.4
Canada	17,935,053	1.3
Ireland	17,222,997	1.2
Russia	16,125,084	1.1
Italy	13,485,002	0.9
Finland	13,164,246	0.9
Israel	10,750,960	0.8
Australia	8,441,552	0.6
Poland	7,240,055	0.5
Indonesia	5,722,031	0.4
Greece	5,695,974	0.4
Belgium	3,769,153	0.3
Thailand	2,634,962	0.2

Total	$1,416,304,934	100.0%

See accompanying Notes to Financial Statements.

14      OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

STATEMENT OF ASSETS AND LIABILITIES August 30, 2013[1]

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $1,034,856,327)	$1,362,893,690
Affiliated companies (cost $50,450,245)	53,411,244

1,416,304,934

Cash—foreign currencies (cost $1,636,064)	1,636,064

Receivables and other assets:
Dividends	2,296,242
Shares of beneficial interest sold	1,568,146
Investments sold	261,889
Other	159,707

Total assets	1,422,226,982

Liabilities
Bank overdraft	19,014

Payables and other liabilities:
Investments purchased	2,673,805
Shares of beneficial interest redeemed	1,829,040
Foreign capital gains tax	1,039,087
Trustees’ compensation	266,480
Transfer and shareholder servicing agent fees	185,597
Distribution and service plan fees	168,922
Shareholder communications	32,953
Other	103,730

Total liabilities	6,318,628

Net Assets	$1,415,908,354

Composition of Net Assets
Paid-in capital	$1,449,242,181

Accumulated net investment income	1,168,762

Accumulated net realized loss on investments and foreign currency transactions	(364,459,082)

Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	329,956,493

Net Assets	$1,415,908,354

1. August 30, 2013 represents the last business day of the Fund’s 2013 fiscal year. See Note 1 of the accompanying Notes.

15       OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

STATEMENT OF ASSETS AND LIABILITIES Continued

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $593,623,659 and 21,729,907 shares of beneficial interest outstanding)	$27.32
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$28.99

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $12,246,171 and 473,359 shares of beneficial interest outstanding)	$25.87

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $104,547,547 and 4,082,427 shares of beneficial interest outstanding)	$25.61

Class I Shares:
Net asset value, redemption price and offering price per share (based on net assets of $571,154,186 and 21,021,765 shares of beneficial interest outstanding)	$27.17

Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $27,641,208 and 1,054,258 shares of beneficial interest outstanding)	$26.22

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $106,695,583 and 3,930,623 shares of beneficial interest outstanding)	$27.14

See accompanying Notes to Financial Statements

16      OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

STATEMENT OF OPERATIONS For the Year Ended August 30, 2013[1]

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $1,448,078)	$24,936,175
Affiliated companies	31,928

Interest	277

Other income	6,219

Total investment income	24,974,599

Expenses
Management fees	9,020,943

Distribution and service plan fees:
Class A	1,232,466
Class B	125,585
Class C	883,178
Class N	131,573

Transfer and shareholder servicing agent fees:
Class A	1,004,684
Class B	57,416
Class C	185,061
Class I	35,373
Class N	72,151
Class Y	200,843

Shareholder communications:
Class A	107,436
Class B	5,578
Class C	21,438
Class I	95
Class N	2,989
Class Y	218

Custodian fees and expenses	203,550

Trustees’ compensation	41,158

Other	89,795

Total expenses	13,421,530
Less waivers and reimbursements of expenses	(42,544)

Net expenses	13,378,986

Net Investment Income	11,595,613

1. August 30, 2013 represents the last business day of the Fund’s 2013 fiscal year. See Note 1 of the accompanying Notes.

17       OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

STATEMENT OF OPERATIONS Continued

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from: unaffiliated companies (net of foreign capital gains tax of $245,939)	$53,394,694
Foreign currency transactions	(628,269)

Net realized gain	52,766,425

Net change in unrealized appreciation/depreciation on:
Investments (net of foreign capital gains tax of $32,900)	303,457,809
Translation of assets and liabilities denominated in foreign currencies	(26,548,752)

Net change in unrealized appreciation/depreciation	276,909,057

Net Increase in Net Assets Resulting from Operations	$341,271,095

See accompanying Notes to Financial Statements.

18      OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended August 30, 2013[1]	Year Ended August 31, 2012

Operations
Net investment income	$11,595,613	$7,068,234

Net realized gain	52,766,425	29,527,083

Net change in unrealized appreciation/depreciation	276,909,057	(58,081,159)

Net increase (decrease) in net assets resulting from operations	341,271,095	(21,485,842)

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(5,377,739)	(21,944,514)
Class B	(12,800)	(678,771)
Class C	(379,055)	(3,243,738)
Class I	(19,831)	—
Class N	(209,691)	(1,106,077)
Class Y	(6,767,006)	(18,466,702)

	(12,766,122)	(45,439,802)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(3,750,758)	(64,521,373)
Class B	(4,484,350)	(14,150,657)
Class C	4,147,977	(14,045,559)
Class I	525,096,921	1,038,831
Class N	(4,035,438)	(4,293,941)
Class Y	(393,167,487)	9,778,100

	123,806,865	(86,194,599)

Net Assets
Total increase (decrease)	452,311,838	(153,120,243)

Beginning of period	963,596,516	1,116,716,759

End of period (including accumulated net investment income of $1,168,762 and $933,734, respectively)	$1,415,908,354	$963,596,516

1. August 30, 2013 represents the last business day of the Fund’s 2013 fiscal year. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

19       OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

FINANCIAL HIGHLIGHTS

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Class A	August 30, 2013[1]	August 31, 2012	August 31, 2011	August 31, 2010	August 31, 2009

Per Share Operating Data
Net asset value, beginning of period	$20.56	$21.90	$19.70	$17.57	$17.90

Income (loss) from investment operations:
Net investment income (loss)[2]	0.20	0.12	(0.01)	(0.03)	(0.05)
Net realized and unrealized gain (loss)	6.81	(0.55)	4.37	2.86	(0.28)

Total from investment operations	7.01	(0.43)	4.36	2.83	(0.33)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.25)	(0.91)	(2.16)	(0.70)	0.00

Net asset value, end of period	$27.32	$20.56	$21.90	$19.70	$17.57

Total Return, at Net Asset Value[3]	34.40%	(1.39)%	21.27%	16.28%	(1.84)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$593,624	$454,037	$552,604	$566,559	$600,819

Average net assets (in thousands)	$517,067	$476,217	$658,653	$616,135	$463,400

Ratios to average net assets:[4]
Net investment income (loss)	0.83%	0.61%	(0.03)%	(0.13)%	(0.44)%
Total expenses[5]	1.24%	1.29%	1.23%	1.28%	1.45%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.24%	1.29%	1.22%	1.28%	1.41%

Portfolio turnover rate	25%	46%	122%	107%	111%

1. August 30, 2013 represents the last business day of the Fund’s 2013 fiscal year. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended August 30, 2013	1.24%
Year Ended August 31, 2012	1.29%
Year Ended August 31, 2011	1.24%
Year Ended August 31, 2010	1.28%
Year Ended August 31, 2009	1.45%

See accompanying Notes to Financial Statements.

20       OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Class B	August 30, 2013[1]	August 31, 2012	August 31, 2011	August 31, 2010	August 31, 2009

Per Share Operating Data
Net asset value, beginning of period	$19.47	$20.59	$18.63	$16.68	$17.13

Income (loss) from investment operations:
Net investment loss[2]	(0.03)	(0.08)	(0.23)	(0.20)	(0.14)
Net realized and unrealized gain (loss)	6.45	(0.43)	4.14	2.72	(0.31)

Total from investment operations	6.42	(0.51)	3.91	2.52	(0.45)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.02)	(0.61)	(1.95)	(0.57)	0.00

Net asset value, end of period	$25.87	$19.47	$20.59	$18.63	$16.68

Total Return, at Net Asset Value[3]	33.01%	(2.10)%	20.07%	15.24%	(2.63)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$12,246	$13,160	$29,111	$39,428	$48,302

Average net assets (in thousands)	$12,556	$18,009	$40,509	$46,429	$37,192

Ratios to average net assets:[4]
Net investment loss	(0.13)%	(0.40)%	(1.03)%	(1.08)%	(1.26)%
Total expenses[5]	2.29%	2.40%	2.20%	2.27%	2.47%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.13%	2.17%	2.18%	2.20%	2.23%

Portfolio turnover rate	25%	46%	122%	107%	111%

1. August 30, 2013 represents the last business day of the Fund’s 2013 fiscal year. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended August 30, 2013	2.29%
Year Ended August 31, 2012	2.40%
Year Ended August 31, 2011	2.21%
Year Ended August 31, 2010	2.27%
Year Ended August 31, 2009	2.47%

See accompanying Notes to Financial Statements.

21       OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

FINANCIAL HIGHLIGHTS Continued

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Class C	August 30, 2013[1]	August 31, 2012	August 31, 2011	August 31, 2010	August 31, 2009

Per Share Operating Data
Net asset value, beginning of period	$19.30	$20.56	$18.61	$16.65	$17.10

Income (loss) from investment operations:
Net investment income (loss)[2]	0.02	(0.03)	(0.17)	(0.17)	(0.14)
Net realized and unrealized gain (loss)	6.39	(0.49)	4.12	2.71	(0.31)

Total from investment operations	6.41	(0.52)	3.95	2.54	(0.45)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.10)	(0.74)	(2.00)	(0.58)	0.00

Net asset value, end of period	$25.61	$19.30	$20.56	$18.61	$16.65

Total Return, at Net Asset Value[3]	33.33%	(2.07)%	20.30%	15.43%	(2.63)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$104,547	$76,156	$96,197	$102,571	$107,756

Average net assets (in thousands)	$88,338	$81,613	$115,526	$111,524	$84,374

Ratios to average net assets:[4]
Net investment income (loss)	0.07%	(0.14)%	(0.79)%	(0.91)%	(1.23)%
Total expenses[5]	2.02%	2.04%	1.99%	2.07%	2.27%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.02%	2.04%	1.98%	2.07%	2.19%

Portfolio turnover rate	25%	46%	122%	107%	111%

1. August 30, 2013 represents the last business day of the Fund’s 2013 fiscal year. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended August 30, 2013	2.02%
Year Ended August 31, 2012	2.04%
Year Ended August 31, 2011	2.00%
Year Ended August 31, 2010	2.07%
Year Ended August 31, 2009	2.27%

See accompanying Notes to Financial Statements.

22      OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

	Year Ended	Period Ended
Class I	August 30, 2013[1]	August 31, 2012[2]

Per Share Operating Data
Net asset value, beginning of period	$20.40	$18.38

Income (loss) from investment operations:
Net investment income[3]	0.30	0.15
Net realized and unrealized gain	6.83	1.87

Total from investment operations	7.13	2.02

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.36)	0.00

Net asset value, end of period	$27.17	$20.40

Total Return, at Net Asset Value[4]	35.34%	10.99%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$571,154	$1,093

Average net assets (in thousands)	$114,975	$293

Ratios to average net assets:[5]
Net investment income	1.15%	1.20%
Total expenses[6]	0.83%	0.83%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.83%	0.83%

Portfolio turnover rate	25%	46%

1. August 30, 2013 represents the last business day of the Fund’s 2013 fiscal year. See Note 1 of the accompanying Notes.

2. For the period from December 29, 2011 (inception of offering) to August 31, 2012.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended August 30, 2013	0.83%
Period Ended August 31, 2012	0.83%

See accompanying Notes to Financial Statements.

23       OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

FINANCIAL HIGHLIGHTS Continued

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Class N	August 30, 2013[1]	August 31, 2012	August 31, 2011	August 31, 2010	August 31, 2009

Per Share Operating Data
Net asset value, beginning of period	$19.75	$21.03	$18.98	$16.97	$17.34

Income (loss) from investment operations:
Net investment income (loss)[2]	0.12	0.05	(0.09)	(0.09)	(0.08)
Net realized and unrealized gain (loss)	6.53	(0.51)	4.23	2.76	(0.29)

Total from investment operations	6.65	(0.46)	4.14	2.67	(0.37)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.18)	(0.82)	(2.09)	(0.66)	0.00

Net asset value, end of period	$26.22	$19.75	$21.03	$18.98	$16.97

Total Return, at Net Asset Value[3]	33.90%	(1.67)%	20.88%	15.89%	(2.13)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$27,641	$24,303	$30,562	$36,199	$39,161

Average net assets (in thousands)	$26,402	$25,519	$40,162	$40,738	$28,643

Ratios to average net assets:[4]
Net investment income (loss)	0.50%	0.28%	(0.39)%	(0.48)%	(0.71)%
Total expenses[5]	1.57%	1.62%	1.56%	1.63%	1.98%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.57%	1.62%	1.55%	1.62%	1.69%

Portfolio turnover rate	25%	46%	122%	107%	111%

1. August 30, 2013 represents the last business day of the Fund’s 2013 fiscal year. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended August 30, 2013	1.57%
Year Ended August 31, 2012	1.62%
Year Ended August 31, 2011	1.57%
Year Ended August 31, 2010	1.63%
Year Ended August 31, 2009	1.98%

See accompanying Notes to Financial Statements.

24      OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Class Y	August 30, 2013[1]	August 31, 2012	August 31, 2011	August 31, 2010	August 31, 2009

Per Share Operating Data
Net asset value, beginning of period	$20.45	$21.81	$19.62	$17.49	$17.90

Income (loss) from investment operations:
Net investment income[2]	0.32	0.22	0.09	0.07	0.00[3]
Net realized and unrealized gain (loss)	6.73	(0.57)	4.36	2.83	(0.33)

Total from investment operations	7.05	(0.35)	4.45	2.90	(0.33)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.36)	(1.01)	(2.26)	(0.77)	(0.08)

Net asset value, end of period	$27.14	$20.45	$21.81	$19.62	$17.49

Total Return, at Net Asset Value[4]	34.85%	(0.95)%	21.77%	16.80%	(1.42)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$106,696	$394,848	$408,243	$445,179	$337,529

Average net assets (in thousands)	$429,700	$381,371	$584,364	$393,600	$214,703

Ratios to average net assets:[5]
Net investment income	1.35%	1.12%	0.39%	0.36%	0.04%
Total expenses[6]	0.83%	0.82%	0.83%	0.86%	0.95%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.83%	0.82%	0.82%	0.86%	0.95%

Portfolio turnover rate	25%	46%	122%	107%	111%

1. August 30, 2013 represents the last business day of the Fund’s 2013 fiscal year. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended August 30, 2013	0.83%
Year Ended August 31, 2012	0.82%
Year Ended August 31, 2011	0.84%
Year Ended August 31, 2010	0.86%
Year Ended August 31, 2009	0.95%

See accompanying Notes to Financial Statements.

25       OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies

Oppenheimer International Small Company Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek long-term capital appreciation. The Fund’s investment adviser was OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) through December 31, 2012. Effective January 1, 2013, the Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OFI. The Manager has entered into a sub-advisory agreement with OFI, as of the same effective date.

The Fund offers Class A, Class C, Class I, Class N and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds will be allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class N shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies consistently followed by the Fund.

Fiscal Year End. The last day of the Fund’s fiscal year was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are

26       OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

1. Significant Accounting Policies (Continued)

valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

27       OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

NOTES TO FINANCIAL STATEMENTS Continued

1. Significant Accounting Policies (Continued)

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3]	Net Unrealized Appreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes

$14,817,035	$—	$365,690,847	$316,597,999

1. As of August 30, 2013, the Fund had $365,690,847 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring

2017	$183,750,665
2018	168,642,989
2019	7,946,140
No expiration	5,351,053

Total	$365,690,847

2. During the fiscal year ended August 30, 2013, the Fund utilized $51,353,721 of capital loss carryforward to offset capital gains realized in that fiscal year.

3. During the fiscal year ended August 31, 2012, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for August 31, 2013. Net assets of the Fund were unaffected by the reclassifications.

Reduction to Accumulated Net Investment Loss	Increase to Accumulated Net Realized Loss on Investments

$1,405,537	$1,405,537

The tax character of distributions paid during the years ended August 31, 2013 and August 31, 2012 was as follows:

	Year Ended	Year Ended
	August 31, 2013	August 31, 2012

Distributions paid from:
Ordinary income	$12,766,122	$45,439,802

28      OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

1. Significant Accounting Policies (Continued)

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of August 30, 2013 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$1,098,665,066
Federal tax cost of other investments	1,636,064

Total federal tax cost	$1,100,301,130

Gross unrealized appreciation	$357,965,193
Gross unrealized depreciation	(41,367,194)

Net unrealized appreciation	$316,597,999

Certain foreign countries impose a tax on capital gains which is accrued by the Fund based on unrealized appreciation, if any, on affected securities. The tax is paid when the gain is realized.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the year ended August 30, 2013, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$20,108
Payments Made to Retired Trustees	18,135
Accumulated Liability as of August 30, 2013	137,631

The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

29      OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

NOTES TO FINANCIAL STATEMENTS Continued

1. Significant Accounting Policies (Continued)

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

30      OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

31       OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Securities Valuation (Continued)

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third- party pricing vendors

Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a

32      OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

2. Securities Valuation (Continued)

standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of August 30, 2013 based on valuation input level:

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$—	$267,781,683	$—	$267,781,683
Consumer Staples	—	82,273,156	—	82,273,156
Energy	11,632,837	—	—	11,632,837
Financials	—	163,006,981	—	163,006,981
Health Care	66,970,833	251,695,284	—	318,666,117
Industrials	—	206,276,361	—	206,276,361
Information Technology	16,894,528	234,633,208	—	251,527,736
Materials	—	51,671,266	—	51,671,266
Utilities	—	25,203,558	—	25,203,558
Investment Company	38,265,239	—	—	38,265,239

Total Assets	$133,763,437	$1,282,541,497	$—	$1,416,304,934

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

33      OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Securities Valuation (Continued)

The table below shows the transfers between Level 1 and Level 2. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers out of Level 1*	Transfers into Level 2*

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$(56,487,065)	$56,487,065
Consumer Staples	(7,908,369)	7,908,369
Financials	(5,019,229)	5,019,229
Health Care	(78,848,454)	78,848,454
Industrials	(52,218,659)	52,218,659
Information Technology	(69,578,552)	69,578,552
Materials	(35,247,042)	35,247,042
Utilities	(9,397,843)	9,397,843

Total Assets	$(314,705,213)	$314,705,213

*Transferred from Level 1 to Level 2 because of the absence of a readily available unadjusted quoted market price due to a significant event occurring before the Fund’s assets were valued but after the close of the securities’ respective exchanges.

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended August 30, 2013		Year Ended August 31, 2012[1]
	Shares	Amount	Shares	Amount

Class A
Sold	4,929,750	$123,046,165	2,850,908	$57,018,786
Dividends and/or distributions reinvested	225,139	5,018,350	1,124,479	20,341,831
Redeemed	(5,503,194)	(131,815,273)	(7,134,908)	(141,881,990)

Net decrease	(348,305)	$(3,750,758)	(3,159,521)	$(64,521,373)

Class B
Sold	63,142	$1,520,870	73,924	$1,400,538
Dividends and/or distributions reinvested	588	12,488	38,065	655,486
Redeemed	(266,134)	(6,017,708)	(850,082)	(16,206,681)

Net decrease	(202,404)	$(4,484,350)	(738,093)	$(14,150,657)

34      OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

3. Shares of Beneficial Interest (Continued)

	Year Ended August 30, 2013		Year Ended August 31, 2012[1]
	Shares	Amount	Shares	Amount

Class C
Sold	937,273	$22,127,473	306,496	$5,708,432
Dividends and/or distributions reinvested	15,863	333,279	164,692	2,811,293
Redeemed	(815,821)	(18,312,775)	(1,204,152)	(22,565,284)

Net increase (decrease)	137,315	$4,147,977	(732,964)	$(14,045,559)

Class I
Sold	21,409,874	$536,846,932	58,137	$1,128,365
Dividends and/or distributions reinvested	888	19,636	—	—
Redeemed	(442,564)	(11,769,647)	(4,570)	(89,534)

Net increase	20,968,198	$525,096,921	53,567	$1,038,831

Class N
Sold	260,150	$6,187,136	215,169	$4,151,367
Dividends and/or distributions reinvested	9,538	204,482	61,980	1,079,075
Redeemed	(446,177)	(10,427,056)	(499,854)	(9,524,383)

Net decrease	(176,489)	$(4,035,438)	(222,705)	$(4,293,941)

Class Y
Sold	8,241,740	$193,481,683	3,111,578	$62,027,471
Dividends and/or distributions reinvested	302,422	6,683,532	1,014,814	18,205,756
Redeemed	(23,918,159)	(593,332,702)	(3,543,121)	(70,455,127)

Net increase (decrease)	(15,373,997)	$(393,167,487)	583,271	$9,778,100

1. For the year ended August 31, 2012, for Class A, Class B, Class C, Class N and Class Y shares, and for the period from December 29, 2011 (inception of offering) to August 31, 2012, for Class I shares.

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended August 30, 2013 were as follows:

	Purchases	Sales

Investment securities	$386,295,350	$295,063,590

35      OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

NOTES TO FINANCIAL STATEMENTS Continued

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $250 million	0.80%
Next $250 million	0.77
Next $500 million	0.75
Next $1 billion	0.69
Next $4 billion	0.67
Over $6 billion	0.65

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of OFI, acted as the transfer and shareholder servicing agent for the Fund through December 31, 2012. Effective January 1, 2013, OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. Fees incurred by the Fund with respect to these services are detailed in the Statement of Operations.

Sub-Transfer Agent Fees. Effective January 1, 2013, the Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

36      OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

5. Fees and Other Transactions with Affiliates (Continued)

Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets and 0.25% on Class N shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at June 30, 2013 were as follows:

Class C	$2,488,280
Class N	815,291

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class N Contingent Deferred Sales Charges Retained by Distributor
August 30, 2013	$126,457	$—	$14,011	$2,497	$121

Waivers and Reimbursements of Expenses. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the year ended August 30, 2013, the Manager waived fees and/or reimbursed the Fund $23,252 for IMMF management fees.

The Transfer Agent has voluntarily agreed to limit transfer and shareholder servicing agent fees for Classes B, C, N and Y shares to 0.35% of average annual net assets per class and for Class A shares to 0.30% of average annual net assets of the class.

During the year ended August 30, 2013, the Transfer Agent waived transfer and shareholder servicing agent fees as follows:

Class B	$19,292

37      OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

NOTES TO FINANCIAL STATEMENTS Continued

6. Pending Litigation

Since 2009, seven class action lawsuits have been pending in the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Funds”). The lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. On August 26, 2013, the parties in six of these lawsuits executed a memorandum of understanding setting forth the terms of proposed settlements of those actions. The proposed settlements are subject to a variety of contingencies, including the execution of settlement agreements, which will require preliminary and final approval by the court. The proposed settlements do not resolve a seventh outstanding lawsuit relating to Oppenheimer California Municipal Fund.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against OFI and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of OFI and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The settlement does not resolve other outstanding lawsuits against OFI and its affiliates relating to BLMIS.

On April 16, 2010, a lawsuit was filed in New York state court against (i) OFI, (ii) an affiliate of OFI and (iii) AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract and common law fraud claims against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On April 11, 2013, the court granted defendants’ motion for summary judgment, dismissing plaintiffs’ fraud claim with prejudice and dismissing their contract claim without prejudice, and granted

38      OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

6. Pending Litigation (Continued)

plaintiffs leave to replead their contract claim to assert a cause of action for specific performance within 30 days. On May 9, 2013, plaintiffs filed a notice of appeal from the court’s dismissal order. On July 15, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract and common law fraud claims against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.

OFI believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, OFI believes that these suits should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

39      OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer International Small Company Fund:

We have audited the accompanying statement of assets and liabilities of Oppenheimer International Small Company Fund, including the statement of investments, as of August 30, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 30, 2013, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer International Small Company Fund as of August 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

October 17, 2013

40       OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2013, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2012.

None of the dividends paid by the Fund during the fiscal year ended August 30, 2013 are eligible for the corporate dividend-received deduction.

A portion, if any, of the dividends paid by the Fund during the fiscal year ended August 30, 2013 which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. The maximum amount allowable but not less than $21,599,014 of the Fund’s fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2013, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates.

Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the fiscal year ended August 30, 2013, the maximum amount allowable but not less than $16,553 of the ordinary distributions to be paid by the Fund qualifies as an interest related dividend.

The Fund has elected the application of Section 853 of the Internal Revenue Code to permit shareholders to take a federal income tax credit or deduction, at their option, on a per share basis. The maximum amount allowable but not less than $1,664,787 of foreign income taxes were paid by the Fund during the fiscal year ended August 30, 2013. A separate notice will be mailed to each shareholder, which will reflect the proportionate share of such foreign taxes which must be treated by shareholders as gross income for federal income tax purposes.

Gross income of the maximum amount allowable but not less than $15,794,685 was derived from sources within foreign countries or possessions of the United States.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

41       OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

SPECIAL SHAREHOLDER MEETING Unaudited

On June 21, 2013, a shareholder meeting of Oppenheimer International Small Company Fund (the “Fund”) was held at which the twelve Trustees identified below were elected to the Fund (Proposal No. 1). At the meeting the sub-proposals below (Proposal No. 2 (including certain of its sub-proposals)) and an Agreement and Plan of Reorganization to reorganize the Fund into a Delaware statutory trust (Proposal No. 3) were approved as described in the Fund’s proxy statement dated April 12, 2013. The following is a report of the votes cast:

Nominee/Proposal	For	Withheld
Trustees

Brian F. Wruble	39,737,049	554,286
David K. Downes	39,722,017	569,318

Matthew P. Fink	39,714,838	576,497
Edmund Giambastiani, Jr.	39,698,233	593,102

Phillip A. Griffiths	39,720,381	570,954
Mary F. Miller	39,754,299	537,036

Joel W. Motley	39,733,209	558,126
Joanne Pace	39,766,726	524,609

Mary Ann Tynan	39,756,792	534,543
Joseph M. Wikler	39,738,127	553,208

Peter I. Wold	39,721,355	569,980
William F. Glavin, Jr.	39,754,887	536,448

2a: Proposal to revise the fundamental policy relating to borrowing

For	Against	Abstain
27,812,749	1,116,440	827,966

2b-1: Proposal to revise the fundamental policy relating to concentration of investments

For	Against	Abstain
27,812,797	1,169,998	774,360

2c-1: Proposal to remove the fundamental policy relating to diversification of investments

For	Against	Abstain
27,696,888	1,275,971	784,293

2d: Proposal to revise the fundamental policy relating to lending

For	Against	Abstain
27,660,233	1,238,690	858,233

2e: Proposal to remove the additional fundamental policy relating to estate and commodities

For	Against	Abstain
27,859,712	1,087,670	809,775

2f: Proposal to revise the fundamental policy relating to senior securities

For	Against	Abstain
27,712,348	1,215,986	828,819

42       OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

2g: Proposal to remove the additional fundamental policy relating to underwriting

For	Against	Abstain
27,806,042	1,102,259	848,853

2s: Proposal to approve a change in the Fund’s investment objective

For	Against	Abstain
27,677,397	1,298,055	781,700

Proposal 3: To approve an Agreement and Plan of Reorganization that provides for the reorganization of a Fund from a Maryland corporation or Massachusetts business trust, as applicable, into a Delaware statutory trust.

For	Against	Abstain
28,363,184	682,604	711,368

On August 2, 2013, following an adjournment from a second shareholder meeting held on June 21, 2013, a meeting of the Fund was held at which the sub-proposal below (Proposal No. 2r) was approved as described in the Fund’s Proxy Statement. The following is a report of the votes cast:

2r: Proposal to convert the Fund’s investment objective from fundamental to non-fundamental

For	Against	Abstain
24,795,689	3,944,370	1,282,564

43       OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

44       OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007), Trustee (since 2005) Year of Birth: 1943	Director of Community Foundation of the Florida Keys (non-profit) (since July 2012); Chairman Emeritus and Non-Voting Trustee of The Jackson Laboratory (non-profit) (since August 2011); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Sub-Adviser’s parent company) (since September 2004); Member of Zurich Insurance Advisory Council (insurance) (since 2004); Treasurer (since 2007) and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); Chairman (August 2007-August 2011) and Trustee (since August 1991) of the Board of Trustees of The Jackson Laboratory (non-profit); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 51 portfolios in the OppenheimerFunds complex. Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

David K. Downes, Trustee (since 2007) Year of Birth: 1940	Director of THL Credit Inc. (since June 2009); Independent Chairman GSK Employee Benefit Trust (since April 2006); Trustee of Employee Trusts (since January 2006); Chief Executive Officer and Board Member of Community Capital Management (investment management company) (since January 2004); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (since 2004); Director of Internet Capital Group (information technology company) (since October 2003); Director of Correctnet (January 2006-2007); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959).

45       OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

TRUSTEES AND OFFICERS Unaudited / Continued

David K. Downes, Continued	Oversees 51 portfolios in the OppenheimerFunds complex. Mr. Downes has served on the Boards of certain Oppenheimer funds since December 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Matthew P. Fink, Trustee (since 2005) Year of Birth: 1941	Trustee of the Committee for Economic Development (policy research foundation) (2005-2011); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004); Author of The Rise of Mutual Funds: An Insider’s View published by Oxford University Press (second edition 2010). Oversees 51 portfolios in the OppenheimerFunds complex. Mr. Fink has served on the Boards of certain Oppenheimer funds since January 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Edmund P. Giambastiani, Jr., Trustee (since 2013) Year of Birth: 1948	Advisory Board Member of the Maxwell School of Citizenship and Public Affairs of Syracuse University (since April 2012); Director of Mercury Defense Systems Inc. (information technology) (August 2011-February 2013); Trustee of the U.S. Naval Academy Foundation (since November 2010); Advisory Board Member of the Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development center) (since May 2010); Director of The Boeing Company (aerospace and defense) (since October 2009); Trustee of MITRE Corporation (federally-funded research development center) (since September 2008); Independent Director of QinetiQ Group Plc (defense technology and security) (February 2008-August 2011); Director of Monster Worldwide, Inc. (on-line career services) (since January 2008, Lead Director since June 2011); Chairman of Alenia North America, Inc. (military and defense products) (January 2008-October 2009); Director of SRA International, Inc. (information technology and services) (January 2008-July 2011); President of Giambastiani Group LLC (national security and energy consulting) (since October 2007); United States Navy, career nuclear submarine officer (June 1970-October 2007), Vice Chairman of the Joint Chiefs of Staff (2005-October 2007), NATO Supreme Allied Commander Transformation (2003-2005), Commander, U.S. Joint Forces Command (2002-2005). Since his retirement from the U.S. Navy in October 2007, Admiral Giambastiani has also served on numerous U.S. Government advisory boards, investigations and task forces for the Secretaries of Defense, State and Interior and the Central Intelligence Agency. Oversees 51 portfolios in the OppenheimerFunds complex. Admiral Giambastiani has served on the Boards of certain Oppenheimer funds since February 2013, including as an Advisory Board Member for certain Oppenheimer funds, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations. For purposes of this report, Admiral Giambastiani is identified as a Trustee.

Phillip A. Griffiths, Trustee (since 1999) Year of Birth: 1938	Fellow of the Carnegie Corporation (since 2007); Member of the National Academy of Sciences (since 1979); Council on Foreign Relations (since 2002); Foreign Associate of Third World Academy of Sciences (since 2002); Chair of Science Initiative Group (since 1999); Member of the American Philosophical Society (since 1996); Trustee of Woodward Academy (since 1983); Director of GSI Lumonics Inc. (precision technology products company) (2001-2010);

46       OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

Phillip A. Griffiths, Continued	Senior Advisor of The Andrew W. Mellon Foundation (2001-2010); Distinguished Presidential Fellow for International Affairs of the National Academy of Science (2002-2010); Director of the Institute for Advanced Study (1991-2004); Director of Bankers Trust New York Corporation (1994-1999); Provost at Duke University (1983-1991). Oversees 51 portfolios in the OppenheimerFunds complex. Mr. Griffiths has served on the Boards of certain Oppenheimer funds since June 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Mary F. Miller, Trustee (since 2004) Year of Birth: 1942	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (October 1998-November 2011); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 51 portfolios in the OppenheimerFunds complex. Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joel W. Motley, Trustee (since 2002) Year of Birth: 1952	Member of the Vestry of Trinity Wall Street (since April 2012); Director of Southern Africa Legal Services Foundation (since March 2012); Board Member of Pulitzer Center for Crisis Reporting (non-profit journalism) (since December 2010); Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley. Oversees 51 portfolios in the OppenheimerFunds complex. Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joanne Pace, Trustee (since 2012) Year of Birth: 1958	Board Director of Horizon Blue Cross Blue Shield of New Jersey (since November 2012); Advisory Board Director of The Alberleen Group LLC (since March, 2012); Advisory Board Director of The Agile Trading Group LLC (since March, 2012); Advisory Council Member of 100 Women in Hedge Funds (non-profit) (since December, 2012); Advisory Council Member of Morgan Stanley Children’s Hospital (non-profit) (since May, 2012); Board Director of The Komera Project (non-profit) (since April, 2012); New York Advisory Board Director of Peace First (non-profit) (since March, 2010); Senior Advisor of SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer of Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer of FrontPoint Partners, LLC (hedge fund) (2005-2006); held the following positions at Credit Suisse: Managing Director (2003-2005); Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004); held the following positions at Morgan Stanley: Managing Director (1997-2003), Controller and Principal Accounting Officer

47       OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Joanne Pace, Continued	(1999-2003); Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999). Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC of Oppenheimer Asset Management (2011-2012); Board Director of Managed Funds Association (2008-2010); Board Director of Morgan Stanley Foundation (2007-2010) and Investment Committee Chair (2008-2010). Oversees 51 portfolios in the OppenheimerFunds complex. Ms. Pace has served on the Boards of certain Oppenheimer funds since November 2012, including as an Advisory Board Member for certain Oppenheimer funds, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations. For purposes of this report, Ms. Pace is identified as a Trustee.

Mary Ann Tynan, Trustee (since 2008) Year of Birth: 1945	Director and Secretary of the Appalachian Mountain Club (non-profit outdoor organization) (since January 2012); Director of Opera House Arts (non-profit arts organization) (since October 2011); Independent Director of the ICI Board of Governors (non-profit) (since October 2011); Vice Chair of Board of Trustees of Brigham and Women’s/Faulkner Hospitals (non-profit hospital) (since 2000); Chair of Board of Directors of Faulkner Hospital (non-profit hospital) (since 1990); Member of Audit and Compliance Committee of Partners Health Care System (non-profit) (since 2004); Board of Trustees of Middlesex School (educational institution) (since 1994); Chair of Board of Directors of Idealswork, Inc. (financial services provider) (since 2003); Partner, Senior Vice President and Director of Regulatory Affairs of Wellington Management Company, LLP (global investment manager) (1976-2002); Vice President and Corporate Secretary, John Hancock Advisers, Inc. (mutual fund investment adviser) (1970-1976). Oversees 51 portfolios in the OppenheimerFunds complex. Ms. Tynan has served on the Boards of certain Oppenheimer funds since October 2008, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joseph M. Wikler, Trustee (since 2005) Year of Birth: 1941	Director of C-TASC (bio-statistics services) (2007-2012); formerly, Director of the following medical device companies: Medintec (1992-2011) and Cathco (1996-2011); Member of the Investment Committee of the Associated Jewish Charities of Baltimore (since 1994); Director of Lakes Environmental Association (environmental protection organization) (1996-2008); Director of Fortis/Hartford mutual funds (1994-December 2001). Oversees 51 portfolios in the OppenheimerFunds complex. Mr. Wikler has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Peter I. Wold, Trustee (since 2005) Year of Birth: 1948	Director of Arch Coal, Inc. (since 2010); President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Director and Chairman of Wyoming Enhanced Oil Recovery Institute Commission (enhanced oil recovery study) (2004-2012); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999). Oversees 51 portfolios

48       OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

Peter I. Wold, Continued	in the OppenheimerFunds complex. Mr. Wold has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE AND OFFICER	Mr. Glavin is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as an officer and director of the Manager and a director of the Sub-Adviser, and as a shareholder of the Sub-Adviser’s parent company. Both as a Trustee and as an officer, he serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin’s address is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

William F. Glavin, Jr., Trustee (since 2013), President and Principal Executive Officer (since 2009) Year of Birth: 1958	Director, Chairman and Chief Executive Officer of the Manager (since January 2013); President of the Manager (January 2013-May 2013); Chairman of the Sub-Adviser (December 2009-December 2012); Chief Executive Officer (January 2009-December 2012) and Director of the Sub-Adviser (since January 2009); President of the Sub-Adviser (May 2009-December 2012); Management Director (since June 2009), President (since December 2009) and Chief Executive Officer (since January 2011) of Oppenheimer Acquisition Corp. (“OAC”) (the Sub-Adviser’s parent holding company); Director of Oppenheimer Real Asset Management, Inc. (since March 2010); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. An officer of 89 portfolios in the OppenheimerFunds complex.

49       OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

TRUSTEES AND OFFICERS Unaudited / Continued

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Kanovich, Gabinet and Ms. Nasta, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Rezo Kanovich, Vice President (since 2012) Year of Birth: 1975	Vice President of the Sub-Adviser (since May 2009). Senior Portfolio Manager (since January 2012). Senior Research Analyst of the Sub-Adviser (2007-2012) and a Research Analyst of the Sub-Adviser (2005-2007). A portfolio manager and an officer in the OppenheimerFunds complex.

Arthur S. Gabinet, Secretary and Chief Legal Officer (since 2011) Year of Birth: 1958	Executive Vice President, Secretary and General Counsel of the Manager (since January 2013); General Counsel OFI SteelPath, Inc. (since January 2013); Executive Vice President (May 2010-December 2012) and General Counsel (since January 2011) of the Sub-Adviser; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (January 2011-December 2012); Executive Vice President (January 2011-December 2012) and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Director of Oppenheimer Real Asset Management, Inc. (January 2011-December 2012) and General Counsel (since January 2011); Executive Vice President (January 2011-December 2011) and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Private Investments Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (January 2011-December 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Global Institutional, Inc. (since January 2011); General Counsel, Asset Management of the Sub-Adviser (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 89 portfolios in the OppenheimerFunds complex.

Christina M. Nasta, Vice President and Chief Business Officer (since 2011) A Year of Birth: 1973	Senior Vice President of OppenheimerFunds Distributor, Inc. (since January 2013); Senior Vice President of the Sub-Adviser (July 2010-December 2012); Vice President of the Sub-Adviser (January 2003-July 2010); Vice President of OppenheimerFunds Distributor, Inc. (January 2003-July 2010). An officer of 89 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2004) Year of Birth: 1950	Senior Vice President and Chief Compliance Officer of the Manager (since January 2013); Chief Compliance Officer of OFI SteelPath, Inc. (since January 2013); Senior Vice President of the Sub-Adviser (March 2004-December 2012); Chief Compliance Officer of the Sub-Adviser, OppenheimerFunds Distributor, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (June 1983-December 2012). An officer of 89 portfolios in the OppenheimerFunds complex.

50       OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Year of Birth: 1959	Senior Vice President of the Manager (since January 2013); Treasurer of the Sub-Adviser, HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., and Oppenheimer Real Asset Management, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Global Institutional, Inc. (November 2000-June 2008), and OppenheimerFunds Legacy Program (charitable trust program established by the Sub-Adviser) (June 2003-December 2011); Treasurer and Chief Financial Officer of OFI Global Trust Company (since May 2000); Assistant Treasurer of Oppenheimer Acquisition Corporation (March 1999-June 2008). An officer of 89 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.CALL OPP (225.5677).

51       OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

© 2013 OppenheimerFunds, Inc. All rights reserved.

52      OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

•	Applications or other forms
•	When you create a user ID and password for online account access
•	When you enroll in eDocs Direct, our electronic document delivery service
•	Your transactions with us, our affiliates or others
•	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
•	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

53       OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

PRIVACY POLICY NOTICE Continued

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

•	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
•	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
•	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., and each of its financial institution subsidiaries, the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2012. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

54       OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

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55       OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

OPPENHEIMERFUNDS™
THE RIGHT WAY TO INVEST

Visit us at **oppenheimerfunds.com** for 24-hr access to account information and transactions or call us at **800.CALL OPP (800.225.5677)** for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am-8pm ET.

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.
Two World Financial Center, 225 Liberty Street, New York, NY 10281-1008
© 2013 OppenheimerFunds Distributor, Inc. All rights reserved.
RA0815.001.0813 October 21, 2013

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that David Downes, the Board’s Audit Committee Chairman, is an audit committee financial expert and that Mr. Downes is “independent” for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $25,600 in fiscal 2013 and $27,800 in fiscal 2012.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2013 and no such fees in fiscal 2012.

The principal accountant for the audit of the registrant’s annual financial statements billed $477,830 in fiscal 2013 and $583,556 in fiscal 2012 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control reviews, compliance procedures, GIPS attestation procedures, internal audit training, surprise exams, system conversion testing, corporate restructuring

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $7,213 in fiscal 2013 and $11,801 in fiscal 2012.

The principal accountant for the audit of the registrant’s annual financial statements billed $492,036 in fiscal 2013 and $317,764 in fiscal 2012 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2013 and no such fees in fiscal 2012.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2013 and no such fees in fiscal 2012 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 0%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $977,079 in fiscal 2013 and $913,121 in fiscal 2012 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 8/30/2013, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer International Small Company Fund

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	10/14/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	10/14/2013

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date:	10/14/2013